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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                KRAFT FOODS INC.
             (Exact Name of Registrant as Specified in Its Charter)


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
              Virginia                                                52-2284372
(State of Incorporation or Organization)                   (I.R.S. Employer Identification No.)


Three Lakes Drive, Northfield, Illinois                                 60093
(Address of Principal Executive Offices)                             (Zip Code)

If this form relates to the registration of            If this form relates to the registration of
a class of securities pursuant to Section              a class of securities pursuant to Section
12(b) of the Exchange Act and is effective             12(g) of the Exchange Act and is effective
pursuant to General Instruction A.(c),                 pursuant to General Instruction A.(d),
please check the following box. [X]                    please check the following box. [_]

Securities Act registration statement file number to which this form relates: 333-57162
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                                                                              (If applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class              Name of Each Exchange on Which
        to be so Registered              Each Class is to be Registered
        -------------------              ---------------------------------
  Class A Common Stock, no par value        New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                (Title of Class)
                                ----------------
                                      None

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Item 1:  Description of Registrant's Securities to be Registered.

     The description under the heading "Description of Capital Stock" relating to the Registrant's Class A common stock, no par value, contained in the Prospectus included in the Registrant's Registration Statement on Form S-1 (No. 333-57162), as amended by any amendments to such Registration Statement, and by any prospectus filed pursuant to Rule 424(b) of the General Rules and Regulations under the Securities Act of 1933, as amended, is incorporated herein by reference.

Item 2:  Exhibits.

     Not applicable.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   KRAFT FOODS INC.

                                   By:  /s/ CALVIN J. COLLIER
                                   ---------------------------------
                                   Name:  Calvin J. Collier
                                   Title: Senior Vice President, General Counsel
                                          and Corporate Secretary

Date: May 9, 2001

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